BRIDGE LOAN AGREEMENT

     This Bridge Loan Agreement (the "Note"), is made and effective as of this 10th day of May, 2004 ("Effective Date"), by and between Baywood International, Inc., a Nevada Corporation ("Company"), having an address at 14950 North 83rd Place, Suite 1, Scottsdale, AZ 85260 and O. L. Tawes, Inc., a New York Corporation, ("Lender"), having an address at 125 Davids Hill Road, Bedford Hills, NY 10507. Company and Lender may be referred to hereinafter individually as "Party" or collectively as "Parties".

                                    RECITALS
                                    --------

     WHEREAS, the Lender and the Company desire to enter into this Note to facilitate Company's payment under a certain Letter of Intent dated May 18, 2004 ("LOI"), as attached;

     NOW, THEREFORE, in consideration received, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT
                                    ---------

     1.     Amount.  Company  promises  to  pay  to  Lender the principal sum of
            ------
Three Hundred Seventy-Five Thousand and 00/100 U.S. Dollars (U.S.$375,000), with interest on the outstanding unpaid principal balance as hereinafter set forth. Company's execution of this Note shall evidence Company's receipt on the date hereinabove set forth of funds in the foregoing amount.

     2.     Maturity.  The maturity date ("Maturity Date") of this Note shall be
            --------
one (1) year from the date of receipt of funds from the Lender, or May 10, 2005.

     3.     Interest.  In  addition  to  the principal sum in this Note, Company
            --------
promises to pay Lender basic interest. The basic interest rate (the "Contract Rate") shall be ten percent (10%) per annum, or .83% per month, on outstanding principal balance. The entire principal balance and accrued interest is due on or before Maturity Date. If prepaid early, all interest accrued to prepayment date shall be due and payable to Lender. Should it be necessary to calculate interest for a partial month, such amount shall be calculated by dividing a full month's interest by the total number of days in that particular month and then multiplying the resulting daily interest amount by the number of days in that particular month that interest has accrued.

     4.     Equity  Kicker.  As  additional  interest to Lender under this Note,
            --------------
Company agrees to issue and Lender agrees to accept a warrant for One Million Seven Hundred Twenty-Five Thousand (1,725,000) common shares of the Company (the "Warrants") at an exercise price of $0.04. Such Warrant is attached to this Note as Exhibit A.

     5.     Payment.  The  entire unpaid balance of principal owing on this Note
            -------
and accrued and unpaid interest thereon shall be due and payable in full on Maturity Date.

     6.     Manner  and  Place  of Payments.  Unless notified otherwise, Company
            -------------------------------
shall  make all payments due under this Note to Lender to the following address:

                                O. L. Tawes, Inc.
                              125 Davids Hill Road
                            Bedford Hills, NY  10507

     7.     U.S. Dollars.  All payments shall be in U.S. Dollars and be made via
            ------------
check  drawn  on  a  U.S.  bank.

     8.     Prepayment  Privilege.  Company  shall  have the privilege to prepay
            ---------------------
and, conditioned as hereinafter set forth, Lender shall have an obligation to accept tendered prepayments of all of the principal balance of this Note together with the accrued interest to the Maturity Date of the Note. Furthermore, if Company successfully completes an equity financing of $2,000,000 or more before the Maturity Date, the parties agree that Lender shall have the right to accelerate the Maturity Date to the closing date of any such equity financing.

     9.     Lender's  Rights  Cumulative.  The  rights and remedies of Lender as
            ----------------------------
provided in this Note and/or under applicable law shall be cumulative and concurrent, and may be pursued singly, successively, or together against Company and any other funds for the payment hereof or otherwise at the sole, absolute and unfettered discretion of Lender, subject to any limitations imposed by applicable law. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time.

     10.     Consents  and  Waiver  of  Defenses.  Except  as otherwise provided
             -----------------------------------
herein, Company, endorsers, guarantors, sureties, accommodation parties, assuming parties hereof, and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive all applicable exemption rights, whether under the state constitution, homestead laws or otherwise, and also jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally, marshaling of assets, laches, estoppels and equitable defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time of payment, and further agree that any such renewal, extension or modification of the terms hereof, or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences agreed upon by Company shall not affect the liability of any of said parties for the indebtedness evidenced by this Note. Any such medications agreed upon by Company and Lender may be made without notice to any said parties. All said parties hereby specifically consent to any future action whereby with Company's and Lender's consent:

               (a) This Note may from time-to-time be extended or renewed or its terms (including the terms of payment of principal or interest or both or any part thereof) otherwise modified;

               (b) Any of the provisions of this Note may be amended or any requirement hereof or default hereunder waived or any departure there from consented to or any other forbearance or indulgence exercised with respect hereto; and

               (c) Any collateral now or hereafter securing this Note may be exchanged, substituted, realized upon, released, extended or otherwise dealt with or disposed of.

     11.     Fees  and  Expenses.  Company,  indemnitors, endorsers, guarantors,
             -------------------
sureties, accommodation parties, assuming parties hereof and all persons liable or to become liable on this Note, agree jointly and severally, to pay or reimburse Lender for, as the case may be, all costs of collection, including reasonable attorneys' fees as determined by the judge of the court and all costs of suit, in the event that the unpaid principal sum of this Note, or any payment of interest or principal and interest thereon, late charge or premium, is not paid when due, or in the event that it becomes necessary to protect any security for the indebtedness evidenced hereby, or for the foreclosure or other enforcement by Lender or on behalf of Lender of any lien or document providing such security, or in the event that Lender is made party to any litigation because of the existence of the indebtedness evidenced by this Note, or because of the existence of any security, whether suit be brought or not, and whether through courts of original jurisdiction, as well as courts of appellate jurisdiction, or through a Bankruptcy Court or other legal proceedings.

     12.     Amendment and Modification.  This Note may not be amended, modified
             --------------------------
or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought; provided, however, that this paragraph shall in no way be a limitation on the provisions of the consents and waivers set forth in Paragraph 8 hereof.

     13.     Interest  Not  to  Exceed  Legal  Maximum.  Notwithstanding  any
             -----------------------------------------
provision herein or in any instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits imposed by the usury laws of the State of Arizona. If Lender receives as interest an amount which would exceed such limits, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest; and if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted to Company by Lender, and Company hereby agrees to accept such remittance. If the preceding sentence becomes operative, the total unpaid principal balance of this Note, if any, shall bear interest at the maximum rate then permitted by the usury laws of the State of Arizona until all the then obligations of this Note, as modified by this paragraph, are paid and performed in full.

     14.     Additional  Sums.  All  fees  (including origination fees), points,
             ----------------
charges, goods, things in action or any other sums or things of value (collectively, the "Additional Sums") paid by Company to Lender, whether pursuant to this Note or otherwise howsoever with respect to the indebtedness evidenced hereby, or with respect to any other document or agreement securing this Note, which, under the law of the State of Arizona, are deemed to be interest with respect to this Note or such indebtedness, shall, for the purpose of any laws of the State of Arizona which may limit the maximum rate of interest to be charged with respect to this Note or such indebtedness, be payable by Company as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and contracted rate of interest described above shall be deemed to be increased by the Additional Sums.

     15.     Successors  and Assigns.  Whenever used herein, the words "Company"
             -----------------------
and "Lender" shall be deemed to include their respective heirs, personal representatives, successors and assigns. This paragraph shall not be construed as Lender's consent to Company's assignment or transfer of any property securing payment hereof or any rights, powers, obligations or duties of Company.

     16.     Governing  Law.  Except  where  preempted by the laws of the United
             --------------
States, or regulations promulgated there under, this Note shall be interpreted and construed in accordance with and be governed by the substantive laws of the State of Arizona.

     17.     Notices.  All notices or other communications required or permitted
             -------
to be given or delivered under this Note shall be in writing and shall be delivered (a) by hand in exchange for a receipt, or (b) by certified or registered mail, return receipt requested, postage prepaid, and addressed or delivered to the respective addresses as herein provided.

     18.     Attorneys  Fees.  Notwithstanding  any  provision  hereof  to  the
             ---------------
contrary, if any dispute arising under the terms of this Note shall result in litigation, the prevailing party shall, in addition to any other relief to which it is entitled, be entitled to an award of its reasonable attorneys' fees as determined by the court, together with an award of all of its costs of litigation.

     19.     Controlling Agreement.  This Note embodies the entire agreement and
             ---------------------
understanding between the Company and Lender with respect to the repayment of the indebtedness evidenced hereby. In the event of a conflict between the terms of this Note and the terms of any other documents, the terms of this Note shall control.

     20.     Severability.  If  any  provision  of  this Note or the application
             ------------
thereof to any person or circumstances shall be held invalid or unenforceable by any court or other governmental authority to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall remain enforceable.

     DATED as of the day first hereinabove set forth

"COMPANY"                              "LENDER"

BAYWOOD INTERNATIONAL, INC.            O. L. TAWES, INC.
A Nevada Corporation                   A New York Corporation

By:  /s/ Neil Reithinger               By:  /s/ O.L. Tawes
     -------------------                    --------------

Its:  President & C.E.O.               Its:  President
      -----------------                      ---------

Date:  May 18, 2004                    Date:  June 1, 2004
       ------------                           ------------

                                    EXHIBIT A
                                    ---------

          THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
          EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN BRIDGE LOAN AGREEMENT ATTACHED HERETO (INDIVIDUALLY AND COLLECTIVELY REFERRED TO HEREIN AS THE "NOTE"), EXECUTED BY BAYWOOD INTERNATIONAL, INC., A NEVADA CORPORATION (THE "COMPANY"), AS MAKER, IN FAVOR OF THE LENDER (AS THE SAME MAY BE AMENDED AND RESTATED FROM TIME TO TIME). NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS OF THE NOTE AND THE TERMS OF THIS WARRANT HAVE BEEN FULFILLED. COPIES OF THE NOTE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

                           BAYWOOD INTERNATIONAL, INC.
                          COMMON STOCK PURCHASE WARRANT

No. W - 027                                          Issuance Date: May 18, 2004

          1.   Warrant
               -------

               1.1     Grant  of Warrant.  Baywood International, Inc., a Nevada
                       -----------------
corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt of which is hereby acknowledged, the purchaser of this Warrant, O.L. Tawes, Inc. ("Holder"), is entitled, subject to the terms set forth below and the terms and conditions of the Note attached hereto executed by the Company in favor of the Holder, to purchase at the Exercise Price (as defined in Section 1.2), from the Company at any time or from time to time during the Exercise Period (as defined in Section 9), One Million Seven Hundred Twenty-Five Thousand (1,725,000) unregistered shares of the Company's fully paid and non-assessable common stock, par value $0.001 per share (the "Common Stock"). Holder acknowledges that the number of common shares described in the preceding sentence is the total of all common shares that the Holder is entitled to acquire under the Note attached hereto.

               1.2     Exercise  Price.  Holder  shall  pay a per share purchase
                       ---------------
price of $0.04 for each share of the Company's Common Stock purchased under this Warrant (such price per share is referred to herein as the "Exercise Price").

               1.3     Adjustments  for  Issuance  of Common Stock and Amount of
                       ---------------------------------------------------------
Outstanding Common Stock.  If there shall occur any stock split, stock dividend,
------------------------
reverse stock split, or other subdivision of the Company's Common Stock ("Stock Event"), for which the Company receives no new value, then the number of shares of Common Stock to be received by the Holder of this Warrant shall be appropriately adjusted (upward or downward) so that the proportion of (a) the number of shares issuable hereunder, plus the number of shares of Warrant Stock (as defined below) held by the Holder of this Warrant, to (b) the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of
(x) the number of shares issuable hereunder, plus the number of shares of Warrant Stock held by the Holder of this Warrant after such Stock Event to (y) the total number of shares of the Company (on a fully diluted basis) after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionally decreased or increased upon the occurrence of any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock so that the aggregate Exercise Price payable if the Warrant was exercised in full shall be the same both before and after the Stock Event; provided, however, that in no event will the Exercise Price be less than the par value of the Common Stock. The provisions of this Section 1.3 shall not apply if the Company issues its Common Stock or other securities for new consideration or if it repurchases its own shares. For purposes of this Section 1.3, "Warrant Stock" means shares of Common Stock issued to the Holder upon the partial exercise of this Warrant.

          2.   Exercise  of  Warrant.
               ---------------------

               2.1     Exercise.  This  Warrant  may  be exercised, prior to its
                       --------
expiration pursuant to Section 2.3, by the Holder hereof at any time or from time to time during the Exercise Period (as defined in Section 9), by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to, or upon the order of, the Holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, having in the aggregate in Section 1.1 thereof the number of shares of Common Stock equal (subject to any adjustment provided for herein) to the number of such shares called for in Section 1.1 of this Warrant minus the number of such shares (subject to any adjustment provided for herein) for which this Warrant shall have been exercised. Upon exercise of this Warrant in accordance with this Section 2.1, the Holder shall be, and shall be deemed to be, for all purposes, a holder of record of the number of shares of Common Stock for which this Warrant has been exercised, notwithstanding any delay or failure of the Company to issue stock certificates as provided in Section 3 hereof. Immediately upon exercise, the Holder shall have the right to vote on all matters on which holders of Common Stock have a right to vote, shall be deemed a record holder for the purposes of voting, dividends or any other distributions, and shall have all other rights of a stockholder of record under the laws of the State of Nevada. Upon any exercise of this Warrant, in whole or in part, the Holder shall pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "Exercise Shares") by payment of cash in the form referred to in the first sentence of this Section 2.1.

               2.2     Class  of Stock Receivable Upon Exercise.  If at the time
                       ----------------------------------------
of exercise the Company has more than one class of Common Stock outstanding, the shares of Common Stock receivable upon exercise of this Warrant shall be the shares of Common Stock designated herein upon such exercise by the Holder. If at any time the Common Stock to which this Warrant is applicable is converted into any other class of stock ("Other Securities"), this Warrant shall continue in force and effect and shall be applicable with respect to such Other Securities.

               2.3     Termination.  This  Warrant  shall  terminate  upon  the
                       -----------
earlier to occur of (a) the exercise in full, or (b) at 5:00 p.m. (Phoenix Time) on May 18, 2009.

          3.   Delivery  of  Stock  Certificates  on  Exercise.
               -----------------------------------------------

               3.1     Delivery.  As  soon  as practicable after the exercise of
                       --------
this Warrant in full or in part, and in any event within seven business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities (as defined in Section 2.2)) to which such Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

               3.2     Legend.  The Company may cause the following legend to be
                       ------
set forth on each certificate representing shares of Common Stock acquired under this Warrant or any other security issued or issuable upon the exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT
   AND STATE LAW, OR, UNLESS IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER,
              PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

               3.3     Fractional Shares.  In the event that the exercise of
                       -----------------
this Warrant, in whole or in part, results in the issuance of any fractional share of Common Stock, then in such event the Holder shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

          4.   Continuation of Terms.  Upon any reorganization, consolidation,
               ---------------------
merger or transfer (and any dissolution following any transfer) of the Company, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

          5.   No  Impairment; No Preemptive Rights.  The Company will not, by
               ------------------------------------
amendment of its Articles of Incorporation (or similar documents) or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant. Nothing in this Warrant shall grant (or be construed to grant) Holder any preemptive or other preferential rights with respect to the issuance of any class of the Company debt or equity securities.

          6.   Notices.  In  the  event  of:
               -------

               (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

               (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date specified in such notice on which any such record or other action is to be taken.

          7.   Reservation  of  Stock  Issuable  on  Exercise of Warrant.  The
               ---------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant, which is not reflected on its corporate register and which is not in compliance with federal and state securities laws.

          8.   Registered Form.  This Warrant shall be in registered form only
               ---------------
in accordance with the Note. The Company shall treat the person reflected on its corporate register as the Holder of the Warrant. The Company shall not be obligated to recognize any transfer of this Warrant which is not reflected in its corporate register and which is not in compliance with federal and state securities laws.

          9.   Definitions.  As  used  herein  the following terms, unless the
               -----------
context  otherwise  requires,  have  the  following  respective  meanings:

               (a) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.001 per share (the "Common Stock"), (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (b) The term "Exercise Period" shall mean the period beginning on the date of issuance and ending at 5:00 p.m. on May 18, 2009.

               (c) The term "Warrant Stock" means shares of Common Stock issued to the holder upon the exercise of this Warrant.

               (d) The term "Other Securities" shall have the meaning stated in Section 2.2.

          10.  Warrant  Agent.  The  Company  may,  by  written notice to the
               --------------
holder of this Warrant, appoint an agent having an office in Phoenix, Arizona for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          11.  Promissory Note.  This Warrant is issued pursuant to the terms
               ---------------
and conditions of the aforementioned Note and shall be subject to all terms and conditions thereof pertaining to the Company's issuance of Warrants.

          12.  Accredited  Investor.  The  Holder  of  this  Warrant  is  an
               --------------------
"Accredited Investor" as such term is defined in the Securities Act of 1933 and any regulation issued thereunder. By accepting this Warrant, the Holder represents and warrants to the Company that he is an Accredited Investor, as defined above.

          13.  Remedies.  The  Company stipulates that the remedies at law of
               --------
the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          14.  Benefit.  This Warrant shall be binding upon, and inure solely
               -------
to the benefit of the Company and Holder and no other person shall acquire or have any right under or by virtue of this Warrant.

          15.  Registration  Rights.  Subject  to  the  limitations  of  this
               --------------------
Section, the Company agrees to register shares of Warrant Stock, upon the request of Holder, if the Company files a registration statement under the Securities Act of 1933 ("the Act"), which relates to a current offering of the Company's Common Stock (except a registration statement filed in connection with an offering of the Company's equity securities to its employees pursuant to any employee benefit or stock option plan or any dividend reinvestment plan maintained or pursuant to a merger agreement or agreement to acquire the assets of another entity or similar transaction) so as to permit the public sale of the Warrant Stock by the Holder in compliance with the Act. The Company shall give written notice (the "Registration Notice") to Holder of its intention to file a registration statement under the Act relating to an offering of its Common Stock not less than sixty (60) days prior to the filing of such registration statement with the Securities and Exchange Commission ("SEC"). The Holder may request that the Company include all or a portion of his Warrant Stock in such registration statement, only if such request is made not later than thirty (30) days prior to the date specified in the Registration Notice as the date on which the Company intends to file its registration statement with the SEC. Neither the Company's delivery of the Registration Notice nor the delivery of a request by Holder for registration of Warrant Stock shall obligate the Company to file a registration statement and, notwithstanding the filing of a registration statement, the Company may at any time prior to the effective date determine not to offer the securities described in the registration statement, and may withdraw the registration statement without liability to any Holder of Warrant Stock. In that event, the Company shall pay all expenses of the registration statement incurred through the date it is withdrawn. The Company shall pay the entire cost of any Registration Statement covering Warrant Stock, including, without limitation, attorneys' fees, accounting fees, filing fees and printing costs, but excluding any underwriter's discount. The Holder shall be solely responsible for any underwriter discount on Warrant Stock sold by the Holder. Any Warrant Stock included in a registration statement filed by the Company shall be subject to underwriter cutbacks and any other limitations an underwriter, in its discretion, may impose on the inclusion of such Warrant Stock in the registration statement.

          16.  Notices.  All  notices  and  other  communications  from  the
               -------
Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telecopy) at the following addresses:

             If to Company:       Baywood International, Inc.
                                  14950 North 83rd Place, Suite 1
                                  Scottsdale, Arizona  85260
                                  Attn:  Mr. Neil Reithinger, President
                                  Facsimile:  (480)483-2168

             If to Holder:        O.L. Tawes, Inc.
                                  Attn:  Mr. O. Lee Tawes, III
                                  125 Davids Hill Road
                                  Bedford Hills, NY  10507

          17.  Severability.  In  case any provision of this Warrant shall be
               ------------
invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          18.  Integration.  This Warrant and any term hereof may be changed,
               -----------
waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The parties waive any common law right to orally modify this Warrant.

          19.  Choice  of  Law.  This  Warrant  shall  be  governed  by  and
               ---------------
construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of Nevada.

          20.  Headings.  The  headings  in  this Warrant are for purposes of
               --------
reference only, and shall not limit or otherwise affect any of the terms hereof.

          IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be executed by its duly authorized officer and attested by its Secretary.

          Dated  as  of  May  18,  2004

          Baywood  International,  Inc.,  a  Nevada  corporation

                                               By:  /s/ Neil Reithinger
                                                    -------------------
                                                    Neil Reithinger
                                                    President
          Attest:

          /s/ Karl H. Rullich
          -------------------
          Secretary